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Exhibit (a)(2)

Letter of Transmittal
To Tender Shares of Common Stock
of
RUBICON MEDICAL CORPORATION
Pursuant to the Offer to Purchase
Dated May 3, 2005
of
NEMO I ACQUISITION, INC.
a wholly owned subsidiary of
BOSTON SCIENTIFIC CORPORATION

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK
CITY TIME, ON WEDNESDAY, JUNE 1, 2005, UNLESS THE OFFER IS EXTENDED.

The Depositary for the Offer is:
THE BANK OF NEW YORK

For Notice of Guaranteed Delivery
(for Eligible Institutions only)

By Facsimile Transmission: (212) 815-6433

To Confirm Facsimile Transmission Only: (212) 815-6212

By Mail:	By Hand or Overnight Courier:
The Bank of New York Tender & Exchange Department P.O. Box 11248 Church Street Station New York, NY 10286-1248	The Bank of New York Tender & Exchange Department 101 Barclay Street Receive and Deliver Window—Street Level New York, NY 10286

        DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

        THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

DESCRIPTION OF SHARES TENDERED

Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on Share Certificate(s))	Share Certificate(s) and Share(s) Tendered (Attach additional list, if necessary)

	Share Certificate Number(s)*	Total Number of Shares Evidenced By Share Certificate(s)*	Number of Shares Tendered**

Total Shares

Note: If the address above is not correct, please cross out and indicate the new address.
* Need not be completed by stockholders delivering Shares by book-entry transfer.
** Unless otherwise indicated, it will be assumed that all Shares evidenced by each Share Certificate delivered to the Depositary are being tendered hereby. See Instruction 4.
☐ Check this box if any Certificate(s) has (have) been lost, stolen or destroyed, see Instruction 10.

        This Letter of Transmittal is to be completed by stockholders of RUBICON MEDICAL CORPORATION either if certificates evidencing Shares (as defined below) are to be forwarded herewith or if delivery of Shares is to be made by book-entry transfer to an account maintained by the Depositary at the Book-Entry Transfer Facility (as defined in and pursuant to the procedures set forth in Section 3 of the Offer to Purchase). DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

        Stockholders whose certificates evidencing Shares ("Share Certificates") are not immediately available or who cannot deliver their Share Certificates and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) or who cannot complete the procedure for delivery by book-entry transfer on a timely basis and who wish to tender their Shares must do so pursuant to the guaranteed delivery procedure described in Section 3 of the Offer to Purchase. See Instruction 2.

☐
CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

☐
CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):

Window Ticket No. (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution that Guaranteed Delivery:

        If delivery is by book-entry transfer, give the following information:

Account Number:

Transaction Code Number:

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

        The undersigned hereby tenders to NEMO I ACQUISITION, INC., a Delaware corporation ("Purchaser") and a wholly owned subsidiary of BOSTON SCIENTIFIC CORPORATION, a Delaware corporation ("Parent"), the above-described shares of common stock, par value $0.001 per share ("Shares"), of RUBICON MEDICAL CORPORATION, a Delaware corporation (the "Company"), pursuant to Purchaser's offer to purchase any and all Shares at $1.50 per Share, net to the seller in cash, without interest, together with the right to receive additional payments in the aggregate amount of up to $1.44 per Share in cash, without interest, if certain milestones relating to the Company's embolic protection filter device and similar products (the "Milestones") are achieved (the "Additional Payments"), upon the terms and subject to the conditions set forth in the Offer to Purchase, dated May 3, 2005 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Offer to Purchase and any amendments or supplements hereto or thereto, collectively constitute the "Offer"). The undersigned understands that Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates the right to purchase all or any portion of Shares tendered pursuant to the Offer.

        Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), and subject to, and effective upon, acceptance for payment of Shares tendered herewith, in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to or upon the order of Purchaser all right, title and interest in and to all Shares that are being tendered hereby and all dividends, distributions (including distributions of additional Shares) and rights declared, paid or distributed in respect of such Shares on or after April 13, 2005 (collectively, "Distributions") and irrevocably appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver Share Certificates evidencing such Shares (and all Distributions), or transfer ownership of such Shares (and all Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, (ii) present such Shares (and all Distributions) for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and all Distributions), all in accordance with the terms of the Offer.

        By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints designees of Purchaser as agents, attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote in such manner as such attorney and proxy or its substitute shall, in its sole discretion, deem proper and otherwise act (by written consent or otherwise) with respect to all Shares tendered hereby which have been accepted for payment by Purchaser prior to the time of such vote or other action and all Shares and other securities issued in Distributions in respect of such Shares, which the undersigned is entitled to vote at any meeting of stockholders of the Company (whether annual or special and whether or not an adjourned or postponed meeting) or consent in lieu of any such meeting or otherwise. This proxy and power of attorney is coupled with an interest in Shares tendered hereby, is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares by Purchaser in accordance with the terms of the Offer. Such acceptance for payment shall revoke all other proxies and powers of attorney granted by the undersigned at any time with respect to such Shares (and all Shares and other securities issued in Distributions in respect of such Shares), and no subsequent proxies, powers of attorney, consents or revocations may be given by the undersigned with respect thereto (and if given will not be deemed effective). The undersigned understands that, in order for Shares or Distributions to be deemed validly tendered, immediately upon Purchaser's acceptance of such Shares for payment, Purchaser must be able to exercise full voting and other rights with respect to such Shares (and any and all Distributions), including voting at any meeting of the Company's stockholders then scheduled.

        The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer Shares tendered hereby and all Distributions, that when such Shares are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restriction, charges and encumbrances, and that none of such Shares and Distributions will be subject to any adverse claim. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of Purchaser all Distributions in respect of Shares tendered hereby, accompanied by appropriate documentation of transfer, and pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of Shares tendered hereby, or deduct from such purchase price, the amount or value of such Distribution as determined by Purchaser in its sole discretion.

        No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

        The undersigned understands that the valid tender of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the Instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer. Purchaser's acceptance of such Shares for payment will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer (and, if the Offer is extended or amended, the terms or conditions of any such extension or amendment).

        In addition, the undersigned understands and agrees that, (a) upon the achievement of Milestone 1, Milestone 2 and Milestone 3 (each such milestone as defined in the Amended and Restated Transaction Agreement, dated April 13, 2005, among Parent, Purchaser, the Company and Richard J. Linder, in his capacity as stockholders' representative (the "Transaction Agreement") and further described in the Offer to Purchase), as applicable, Parent will notify the Depositary of such achievement and will deposit with the Depositary an amount in cash equal to the amount payable to the Additional Payment Recipients (as defined in the Offer to Purchase, and in each case, including the undersigned) in accordance with the terms and conditions of the Transaction Agreement and as described in the Offer to Purchase; (b) upon receipt of such notification and payment from Parent, the Depositary shall send a letter to each Additional Payment Recipient at the address set forth in such Additional Payment Recipient's Letter of Transmittal or such other address of which the Depositary has been notified in writing by such Additional Payment Recipient requesting that such Additional Payment Recipient confirm that such address is still valid; and (c) as soon as reasonably practicable following receipt of confirmation of a valid address from such Additional Payment Recipient, on behalf of Parent the Depositary shall pay to such Additional Payment Recipient such Additional Payments to which such Additional Payment Recipient is entitled.

        The undersigned understands and agrees that none of Parent or Purchaser or any of their affiliates shall have any liability to any Additional Payment Recipient in respect of such Additional Payments to the extent that Parent delivers, or causes to be delivered, to the Depositary an amount of cash equal to the Additional Payments, and the Depositary shall not have any liability to any such Additional Payment Recipient in respect of the Additional Payments made by it to the extent such Additional Payments are made to the address provided by each Additional Payment Recipient to the Depositary.

        In addition, the undersigned understands and agrees that (a) the right to receive the Additional Payments will not be certificated or transferable; (b) the Additional Payments will be made only to the Additional Payment Recipients; and (c) as soon as reasonably practicable following a change of address of any Additional Payment Recipient, during the period beginning on the Expiration Date and ending on the date that is five years following the achievement of Milestone 1, to receive the Additional Payments, such Additional Payment Recipient must provide its new address to the Depositary.

        The undersigned understands that Parent is entitled to designate a majority of the directors on the Board of the Company as set forth in the Transaction Agreement and further described in the Offer to Purchase.

        Unless otherwise indicated below in the box entitled "Special Payment Instructions", please issue the check for the purchase price of all Shares purchased and any Additional Payments to be paid in the name(s) of, and return all Share Certificates evidencing Shares not tendered or not accepted for payment to, the registered holder(s) appearing above under "Description of Shares Tendered". Similarly, unless otherwise indicated below in the box entitled "Special Delivery Instructions", please mail the check for the purchase price of all Shares purchased and any Additional Payments to be paid and return all Share Certificates evidencing Shares not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Shares Tendered" on the reverse hereof. In the event that the boxes below entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of all Shares purchased and any Additional Payments to be paid and return all Share Certificates evidencing Shares not tendered or not accepted for payment in the name(s) of, and deliver such check and return such Share Certificates (and any accompanying documents, as appropriate) to, the person(s) so indicated. Unless otherwise indicated below in the box entitled "Special Payment Instructions", please credit any Shares tendered hereby and delivered by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name of the registered holder(s) thereof if Purchaser does not accept for payment any Shares tendered hereby.

  SPECIAL PAYMENT INSTRUCTIONS
  (See Instructions 1, 5, 6 and 7)

          To be completed ONLY if the check for the purchase price of Shares purchased and any Additional Payments to be paid and Share Certificates evidencing Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned.

  Issue Check and Share Certificate(s) to:

Name:

(Please Type or Print)
Address:

(Zip Code)

(Tax Identification or Social Security Number) (See Substitute Form W-9)
Credit Shares delivered by book-entry transfer and not purchased to the DTC account set forth below.
DTC Account Number:

  SPECIAL DELIVERY INSTRUCTIONS
  (See Instructions 1, 5, 6 and 7)

          To be completed ONLY if the check for the purchase price of Shares purchased and any Additional Payments to be paid and Share Certificates evidencing Shares not tendered or not purchased are to be mailed to someone other than the undersigned, or the undersigned at an address other than that shown under "Description of Shares Tendered".

  Mail Check and Share Certificate(s) to:

Name:

(Please Type or Print)
Address:

(Zip Code)

(Tax Identification or Social Security Number) (See Substitute Form W-9)

IMPORTANT

STOCKHOLDERS: SIGN HERE
(Please Complete Substitute Form W-9 Below)

Dated:	, 2005.
X
X
(Signature(s) of Holder(s))

        (Must be signed by registered holder(s) exactly as name(s) appear(s) on Share Certificates or on a security position listing by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

Name(s):

(Please Print)
Capacity (full title):

Address:

(Include Zip Code)
Daytime Area Code and Telephone No:

Taxpayer Identification or
Social Security No.:

(See Substitute Form W-9)

GUARANTEE OF SIGNATURE(S)
(SEE INSTRUCTIONS 1 AND 5)

FOR USE BY FINANCIAL INSTITUTIONS ONLY.
FINANCIAL INSTITUTIONS: PLACE MEDALLION
GUARANTEE IN SPACE BELOW

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

        1.     Signature Guarantees.    Signatures on this Letter of Transmittal must be guaranteed by a firm that is a member of the Security Transfer Agent Medallion Signature Program, or by any other "eligible guarantor institution", as such term is defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended, (each of the foregoing being an "Eligible Institution"), except in cases where Shares are tendered (i) by the registered holder(s) of Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) who has (have) not completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on the reverse hereof or (ii) for the account of an Eligible Institution. See Instruction 5.

        2.     Delivery of Letter of Transmittal and Share Certificates.    This Letter of Transmittal is to be used either if Share Certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for tenders by book-entry transfer pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Share Certificates evidencing all physically tendered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered by book-entry transfer, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth below prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase). If Share Certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery. Stockholders whose Share Certificates are not immediately available, who cannot deliver their Share Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may tender their Shares pursuant to the guaranteed delivery procedure described in Section 3 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Purchaser, must be received prior to the Expiration Date by the Depositary; and (iii) the Share Certificates (or a Book-Entry Confirmation (as defined in Section 3 of the Offer to Purchase)) evidencing all tendered Shares, in proper form for transfer, in each case together with a Letter of Transmittal (or a manually signed facsimile thereof), properly completed and duly executed, with any required signature guarantees (or in the case of a book-entry transfer, an Agent's Message (as defined in Section 3 of the Offer to Purchase)) and any other documents required by this Letter of Transmittal are received by the Depositary within three OTC Bulletin Board trading days after the date of execution of such Notice of Guaranteed Delivery, all as described in Section 3 of the Offer to Purchase.

        THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

        No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. By execution of this Letter of Transmittal (or a manually signed facsimile hereof), all tendering stockholders waive any right to receive any notice of the acceptance of their Shares for payment.

        3.     Inadequate Space.    If the space provided on the reverse hereof under "Description of Shares Tendered" is inadequate, the Share Certificate numbers, the number of Shares evidenced by such Share

Certificates and the number of Shares tendered should be listed on a separate signed schedule and attached hereto.

        4.     Partial Tenders (not applicable to stockholders who tender by book-entry transfer).    If fewer than all Shares evidenced by any Share Certificate delivered to the Depositary herewith are to be tendered hereby, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered". In such cases, new Share Certificate(s) evidencing the remainder of Shares that were evidenced by the Share Certificates delivered to the Depositary herewith will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Delivery Instructions" on the reverse hereof, as soon as practicable after the Expiration Date or the termination of the Offer. All Shares evidenced by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

        5.     Signatures on Letter of Transmittal; Stock Powers and Endorsements.    If this Letter of Transmittal is signed by the registered holder(s) of Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificates evidencing such Shares without alteration, enlargement or any other change whatsoever.

        If any Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

        If any Shares tendered hereby are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Shares.

        If this Letter of Transmittal is signed by the registered holder(s) of Shares tendered hereby, no endorsements of Share Certificates or separate stock powers are required, unless payment is to be made to, or Share Certificates evidencing Shares not tendered or not accepted for payment are to be issued in the name of, a person other than the registered holder(s). If the Letter of Transmittal is signed by a person other than the registered holder(s) of the Share Certificate(s) evidencing Shares tendered, the Share Certificate(s) tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

        If this Letter of Transmittal is signed by a person other than the registered holder(s) of Shares tendered hereby, the Share Certificate(s) evidencing Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

        If this Letter of Transmittal or any Share Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of such person's authority so to act must be submitted.

        6.     Stock Transfer Taxes.    Except as otherwise provided in this Instruction 6, Purchaser will pay all stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Shares purchased is to be made to, or Share Certificate(s) evidencing Shares not tendered or not accepted for payment are to be issued in the name of, any person other than the registered holder(s) or if tendered certificates are registered in the name of any person other than the person(s) signing the Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), or such other person, or otherwise) payable on account of the transfer to such other person will be deducted from the purchase price of such Shares purchased, unless evidence satisfactory to Purchaser of the payment of such taxes, or exemption therefrom, is submitted.

        EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE SHARE CERTIFICATES EVIDENCING SHARES TENDERED HEREBY.

        7.     Special Payment and Delivery Instructions.    If a check for the purchase price, including any Additional Payments to be paid, of any Shares tendered hereby is to be issued in the name of, and/or Share Certificate(s) evidencing Shares not tendered or not accepted for payment are to be issued in the name of and/or returned to, a person other than the person(s) signing this Letter of Transmittal or if such check or any such Share Certificate is to be sent to a person other than the signor of this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled "Description of Shares Tendered" on the reverse hereof, the appropriate boxes herein must be completed.

        8.     Questions and Requests for Assistance or Additional Copies.    Questions and requests for assistance may be directed to the Information Agent at its address or telephone numbers set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Information Agent.

        9.     Substitute Form W-9.    Each tendering stockholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 which is provided under "Important Tax Information" below, and to certify, under penalty of perjury, that such number is correct and that such stockholder is not subject to backup withholding of federal income tax. If a tendering stockholder has been notified by the Internal Revenue Service that such stockholder is subject to backup withholding, such stockholder must cross out item (2) of the Certification box of the Substitute Form W-9, unless such stockholder has since been notified by the Internal Revenue Service that such stockholder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering stockholder to 28% federal income tax withholding on the payment of the purchase price of all Shares purchased from such stockholder. If the tendering stockholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such stockholder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 28% on all payments of the purchase price to such stockholder until a TIN is provided to the Depositary.

        10.   U.S. Federal Income Withholding Tax.    Tendering stockholders that are not U.S. persons (as defined in Section 5 of the Offer to Purchase) generally will be subject to U.S. federal income withholding tax of 30% on any portion of Additional Payments that is treated as interest for U.S. federal income tax purposes, as described in Section 5 of the Offer to Purchase. Tendering stockholders that are not U.S. persons generally should be able to establish an exemption from such 30% U.S. federal income withholding tax by providing an applicable Internal Revenue Service Form W-8 to the Depositary, which such forms can be obtained from the Depositary. A tendering stockholder that is not a U.S. person should consult its own tax advisor as to such holder's qualifications for exemption from such withholding and the procedure for obtaining such exemption.

        11.   Lost, Stolen or Destroyed Certificates.    Any holder whose certificate(s) has (have) been lost, stolen or destroyed should contact Colonial Stock Transfer by submitting a Lost Securities Form Letter (available at www.colonialstock.com) by mail: 66 Exchange Place, Salt Lake City, UT 84111, or by fax: (801) 355-6505, attn. Lost Securities Dept. For questions or comments, please call (801) 355-5740 or email info@colonialstock.com.

        IMPORTANT: THIS LETTER OF TRANSMITTAL (OR MANUALLY SIGNED FACSIMILE HEREOF), PROPERLY COMPLETED AND DULY EXECUTED (TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES (OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE) AND SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY

TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE).

IMPORTANT TAX INFORMATION

        Under U.S. federal income tax law, a stockholder whose tendered Shares are accepted for payment is generally required to provide the Depositary (as payer) with such stockholder's correct TIN on Substitute Form W-9 provided herewith. If such stockholder is an individual, the TIN generally is such stockholder's social security number. If the Depositary is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service and payments that are made to such stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding of 28%. In addition, if a stockholder makes a false statement that results in no imposition of backup withholding, and there was no reasonable basis for making such statement, a $500 penalty may also be imposed by the Internal Revenue Service.

        Certain stockholders (including, among others, corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a statement (Internal Revenue Service Form W-8), signed under penalties of perjury, attesting to such individual's exempt status. Forms of such statements can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions. A stockholder should consult his or her tax advisor as to such stockholder's qualification for exemption from backup withholding and the procedure for obtaining such exemption.

        If backup withholding applies, the Depositary is required to withhold 28% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service.

Purpose of Substitute Form W-9

        To prevent backup withholding on payments that are made to a stockholder with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of such stockholder's correct TIN by completing the form below certifying that (a) the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN), and (b)(i) such stockholder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such stockholder that such stockholder is no longer subject to backup withholding.

What number to give the Depositary

        The stockholder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the record holder of Shares tendered hereby. If Shares are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the stockholder should write "Applied For" in the space provided for the TIN in Part I, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 28% of all payments of the purchase price to such stockholder until a TIN is provided to the Depositary.

PAYER'S NAME: THE BANK OF NEW YORK
SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payer's Request for Taxpayer Identification Number (TIN)
	Part I—Taxpayer Identification Number—For all accounts, enter your taxpayer identification number in the box at right. (For most individuals, this is your social security number. If you do not have a number, see "Obtaining a Number" in the enclosed Guidelines.) Certify by signing and dating below. Note: If the account is in more than one name, see the chart in the enclosed Guidelines to determine which number to give the payer.	Social security number or Employer identification number (If awaiting TIN write "Applied For")
Part II—For Payees Exempt from Backup Withholding, see the enclosed Guidelines and complete as instructed therein.
Certification—Under penalties of perjury, I certify that:
(1)	The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and
(2)	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to back-up withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
CERTIFICATION INSTRUCTIONS—You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)
Signature:	Date:	, 2005

NOTE:
FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THIS OFFER. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.
NOTE:	YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING A TAXPAYER IDENTIFICATION NUMBER.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

        I CERTIFY UNDER PENALTIES OF PERJURY THAT A TAXPAYER IDENTIFICATION NUMBER HAS NOT BEEN ISSUED TO ME, AND EITHER (1) I HAVE MAILED OR DELIVERED AN APPLICATION TO RECEIVE A TAXPAYER IDENTIFICATION NUMBER TO THE APPROPRIATE INTERNAL REVENUE SERVICE CENTER OR SOCIAL SECURITY ADMINISTRATION OFFICE OR (2) I INTEND TO MAIL OR DELIVER AN APPLICATION IN THE NEAR FUTURE. I UNDERSTAND THAT, IF I DO NOT PROVIDE A TAXPAYER IDENTIFICATION NUMBER BY THE TIME OF PAYMENT, 28% OF ALL REPORTABLE CASH PAYMENTS MADE TO ME THEREAFTER WILL BE WITHHELD UNTIL I PROVIDE A TAXPAYER IDENTIFICATION NUMBER.

Signature:	Date:

        Facsimiles of the Letter of Transmittal, properly completed and duly signed, will be accepted. The Letter of Transmittal and Share Certificates and any other required documents should be sent or delivered by each stockholder or such stockholder's broker, dealer, commercial bank, trust company or other nominee to the Depositary at one of its addresses or to the facsimile number set forth below.

The Depositary for the Offer is:
The Bank of New York
For Notice of Guaranteed Delivery
(for Eligible Institutions only)
 By Facsimile Transmission: (212) 815-6433
 To Confirm Facsimile Transmission Only: (212) 815-6212

By Mail:	By Hand or Overnight Courier:
The Bank of New York Tender & Exchange Department P.O. Box 11248 Church Street Station New York, NY 10286-1248	The Bank of New York Tender & Exchange Department 101 Barclay Street Receive and Deliver Window— Street Level New York, NY 10286

Questions or requests for assistance may be directed to the Information Agent at its address and telephone numbers listed below. Additional copies of the Offer to Purchase, this Letter of
Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information
Agent. A stockholder may also contact brokers, dealers, commercial banks or trust companies for assistance concerning the Offer.

The Information Agent for the Offer is:
Innisfree M&A Incorporated
501 Madison Avenue—20th Floor
New York, NY 10022
For stockholders, call toll-free at (888) 750-5834
For banks and brokers, call collect at (212) 750-5833

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IMPORTANT STOCKHOLDERS: SIGN HERE (Please Complete Substitute Form W-9 Below)
GUARANTEE OF SIGNATURE(S) (SEE INSTRUCTIONS 1 AND 5) FOR USE BY FINANCIAL INSTITUTIONS ONLY. FINANCIAL INSTITUTIONS: PLACE MEDALLION GUARANTEE IN SPACE BELOW
INSTRUCTIONS FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER
IMPORTANT TAX INFORMATION
CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER